Dear Valued Customer:

Inside this book you will find annual reports dated December 31, 2001 for the 30 investment subaccounts supporting your Kansas City Life Century II variable contract.

Our outlook on last year was one of optimism and hope for a rebound in our economy. However, by mid-year it was evident we were in a recession. The terrorist attacks on September 11 sent our economy reeling and left investors to rely even more on the strong guidance of professional advisors.

It is important that we put the last year behind us. Looking forward, many signs point toward positive growth in our economy over the next several years. Jobless claims have declined more than 25% since mid-October, suggesting our economy is stabilizing. Also, the stock market has shown tremendous improvement since the decline in September. We urge you to be realistic in your expectations when planning for your future with your financial advisor.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,
R. Philip Bixby, President and CEO

Century II Variable Products are distributed through Sunset Financial Services Inc.,
3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC